UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 12, 2009

MODAVOX, INC.
(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	333-57818	20-0122076
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 W University Dr, Suite 231 Tempe, AZ 85281	85281-3291
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 553 5795

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

In connection with its previously announced patent monetization and licensing strategy, including its ongoing patent enforcement cases, Modavox, Inc. (the “Company”) retained a third-party economic consulting firm (the “Valuation Firm”) to prepare a report and valuation models (the “Report”) identifying the estimated value of the Company's patent portfolio to the online and mobile segments of the behaviorally targeted marketing/advertising industry, as well as to potential licensees, including targeted defendants, of the patents in such industry segments.  The Report is dated October 1, 2009.

On November 9, 2009, the Company furnished the Report to a targeted defendant in a currently pending patent enforcement case pursuant to Rule 26 of the Federal Rules of Civil Procedure and in response to a Court Order instructing parties to the case to, among other things, meet and discuss settlement. A copy of the Report is attached hereto as Exhibit 99.1.  At the request of litigation counsel to the Company in its patent enforcement cases, the Report has been redacted to omit information that counsel believes could, if disclosed, interfere with the Company’s overall patent enforcement strategies. As an example, the Company has redacted the identity of a targeted defendant and replaced it with an “X”, as well as information about the defendant that may indirectly identify the targeted defendant or which relates to the litigation.

The conclusions reached in the Report should be considered in light of the context in which they were reached. That is, the Report was prepared by the Valuation Firm to assist the Company in understanding the range of values of its patents in the online and mobile segments of the behavioral targeted marketing/advertising industry. Furthermore, the Report was prepared in the context of the Company’s ongoing litigation with various defendants and the potential for settlement of such litigation matters. As such, the Report necessarily contemplates the inherent “value” of such litigation matters, as well as lawsuits that may be brought in the future. The Report includes details regarding the factors that impact the conclusions reached, including the qualifications and assumptions made in determining value.  There are no assurances that a defendant or potential licensee will accept or agree with the conclusions contained in the Report, and the range of values presented may have no bearing or impact on any actual settlement or judgment.

The Company did not give the Valuation Firm any meaningful instruction on how to prepare the Report or the conclusions in the Report, nor did it impose any limitations on the Valuation Firm in preparing the Report, except as otherwise stated in the Report as to the information provided by the Company. Pursuant to an engagement letter dated August 11, 2009, the Valuation Firm has charged for its services at its hourly rates. The fees were not contingent upon any event or outcome, including the outcome of any litigation. Our engagement letter with the Valuation Firm includes other terms and provisions customary for an advisory assignment such as this. The Valuation Firm provides general business operations, management, regulatory and litigation consulting to corporations, government agencies and counsel.

The Report discloses the information that the Valuation Firm was provided in connection with its analyses on page 6. The information provided included forward-looking statements and projections and was based upon the assumptions set forth in detail on pages 7  through 17 and 31 through 32 of the Report, or was otherwise provided by a third party. The Valuation Firm did not independently verify the assumptions or conclusions set forth in those projections and forecasts. These assumptions involve judgments with respect to the nature and history of the patented technology, future economic, competitive and regulatory conditions, the outcome of pending litigation, financial market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Many important factors, in addition to those discussed elsewhere in the Report and in our filings with the SEC, could cause our results to differ materially from those expressed or implied by the forward-looking statements. These factors include the outcome of any litigation relating to our patents, the validity of the patents, changes in the law, our competitive environment, economic and other market conditions in which we operate and matters affecting business generally, and other factors described in the Company’s Annual Report on Form 10-K and documents subsequently filed by the Company with the Securities and Exchange Commission, all of which are difficult to predict and many of which are beyond our control. Accordingly, we cannot assure you that the projections and assumptions on which the Report based its opinion are in fact indicative of our future performance or that actual results will not differ materially from such projections. All forward-looking statements included in the Report are based on information available at the time of the Report and as otherwise stated in the Report. We are under no obligation to (and expressly disclaim any such obligation to) update or alter the Report or the forward-looking statements set forth in the Report, whether as a result of new information, future events or otherwise, except as required by applicable law.

 THE TEXT OF THE WRITTEN REPORT, AS REDACTED, IS ATTACHED AS EXHIBIT 99.1 AND SHOULD BE READ CAREFULLY IN ITS ENTIRETY. THE REPORT IS ADDRESSED TO THE COMPANY THROUGH ITS CHAIRMAN OF THE BOARD AND RELATES ONLY TO THE VALUATION OF THE COMPANY’S PATENT PORTFOLIO AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER OR PROSPECTIVE STOCKHOLDER WITH RESPECT TO AN INVESTMENT IN OUR SECURITIES OR ANY OTHER MATTER THAT MAY BE PRESENTED TO OUR  STOCKHOLDERS. BECAUSE THE REPORT WAS PREPARED IN CONNECTION WITH LITIGATION AND NOT IN CONNECTION WITH ANY TRANSACTION, IT SHOULD NOT BE RELIED UPON FOR INVESTMENT PURPOSES.

The information in this current Report and the exhibits attached hereto are being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this current Report and the exhibits attached hereto shall not be incorporated by reference into any registration statement or other document filed with the Commission.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

99.1           Valuation Report, dated October 1, 2009, as redacted by the Company and its patent litigation counsel.

* * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MODAVOX, INC. (Registrant)
Date: November 12, 2009	By:	/s/ MARK SEVERINI
(Mark Severini, Chief Executive Officer)